SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                       Date of Report - December 26, 2002
                       ----------------------------------
                        (Date of Earliest Event Reported)




                              EQUITY ONE ABS, INC.
   -------------------------------------------------------------------------
    (as depositor under a certain Pooling and Servicing Agreement dated as of
               September 30, 2002, providing for the issuance of Mortgage Pass-Through Certificates, Series 2002-5)
             (Exact Name of Registrant as specified in its charter)



        Delaware                333-81506-04               52-2029487
------------------------   ---------------------      -----------------------
(State of Incorporation)   (Commission File No.)      (IRS Employer I.D. No.)

     103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
     -----------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:   (302) 478-6160

Item 5.  Other Events.
---------------------

     Attached hereto as Annex A is a copy of the Statement to Certificateholders sent to Class M-1, M-2 and B Certificateholders with respect to the December 26, 2002 Distribution Date.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                EQUITY ONE ABS, INC.



                                By: /s/ James H. Jenkins
                                   ---------------------------------------------
                                   James H. Jenkins,
                                   Senior Vice President and CFO


Dated:  December 27, 2002

                                                                         ANNEX A


                                                                     Page 1 of 6
--------------------------------------------------------------------------------
                 Equity One Mortgage Pass-Through Trust 2002-5
                        Statement to Certificateholders
                                December 26, 2002
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                             DISTRIBUTION IN DOLLARS
------------------------------------------------------------------------------------------------------------------------
           ORIGINAL        BEGINNING                                                                          ENDING
            FACE           PRINCIPAL                                                 REALIZED   DEFERRED    PRINCIPAL
CLASS       VALUE           BALANCE         PRINCIPAL      INTEREST       TOTAL       LOSSES    INTEREST      BALANCE
------- ---------------- --------------- -------------- ------------- --------------- --------- -------- ---------------
AF1      171,000,000.00   162,291,984.92  10,192,175.21    211,024.66   10,403,199.87    0.00     0.00     152,099,809.71
AF2       50,000,000.00    50,000,000.00           0.00    151,333.33      151,333.33    0.00     0.00      50,000,000.00
AF3       22,000,000.00    22,000,000.00           0.00     82,390.00       82,390.00    0.00     0.00      22,000,000.00
AF4       17,658,000.00    17,658,000.00           0.00     76,282.56       76,282.56    0.00     0.00      17,658,000.00
AV1      166,230,000.00   164,027,314.61   2,864,999.55    218,930.90    3,083,930.45    0.00     0.00     161,162,315.06
M1        35,787,000.00    35,787,000.00           0.00    158,148.72      158,148.72    0.00     0.00      35,787,000.00
M2        29,396,000.00    29,396,000.00           0.00    142,987.04      142,987.04    0.00     0.00      29,396,000.00
B         19,171,000.00    19,171,000.00           0.00     96,334.27       96,334.27    0.00     0.00      19,171,000.00
R                  0.00             0.00           0.00          0.00            0.00    0.00     0.00               0.00
------- ---------------- --------------- -------------- ------------- --------------- --------- -------- ---------------
TOTALS   511,242,000.00   500,331,299.53  13,057,174.76  1,137,431.48   14,194,606.24    0.00     0.00     487,274,124.77
------- ---------------- --------------- -------------- ------------- --------------- --------- -------- ---------------
------- ---------------- --------------- -------------- ------------- --------------- --------- -------- ---------------
X        511,242,779.94   502,944,510.99           0.00          7.86            7.86    0.00     0.00     492,306,326.81
------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------   --------------------
                FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                           PASS-THROUGH RATES
----------------------------------------------------------------------------------------------------- -------------------
                                                                                                                CURRENT
                       BEGINNING                                                         ENDING                PASS-THRU
CLASS     CUSIP        PRINCIPAL        PRINCIPAL       INTEREST        TOTAL           PRINCIPAL      CLASS      RATE
------  ----------- --------------- ---------------- -------------- --------------- ----------------  ------- -----------
AF1     294751 BJ0      949.07593520    59.60336380     1.23406234      60.83742614     889.47257140    AF1     1.510000 %
AF2     294751 BK7    1,000.00000000     0.00000000     3.02666660       3.02666660   1,000.00000000    AF2     3.632000 %
AF3     294751 BL5    1,000.00000000     0.00000000     3.74500000       3.74500000   1,000.00000000    AF3     4.494000 %
AF4     294751 BM3    1,000.00000000     0.00000000     4.32000000       4.32000000   1,000.00000000    AF4     5.184000 %
AV1     294751 BN1      986.74917049    17.23515340     1.31703603      18.55218944     969.51401708    AV1     1.550000 %
M1      294751 BP6    1,000.00000000     0.00000000     4.41916674       4.41916674   1,000.00000000    M1      5.303000 %
M2      294751 BQ4    1,000.00000000     0.00000000     4.86416655       4.86416655   1,000.00000000    M2      5.837000 %
B       294751 BR2    1,000.00000000     0.00000000     5.02499974       5.02499974   1,000.00000000    B       6.030000 %
------  ----------- --------------- ---------------- -------------- --------------- ----------------  ------- -----------
TOTALS                  978.65844264    25.54010578     2.22483966      27.76494545     953.11833685
------  ----------- --------------- ---------------- -------------- --------------- ----------------
------  ----------- --------------- ---------------- -------------- --------------- ----------------  ------- -----------
X              N/A      983.76843786     0.00000000     0.00001537       0.00001537     962.95995978    X       0.000000 %
-----------------------------------------------------------------------------------------------------  ------------------

--------------------------------------------------------------------------------
 IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE
                          ADMINISTRATOR LISTED BELOW:
                                  Peggy L Remy
                JPMorgan Chase Bank - Structured Finance Services
                           4 New York Plaza, 6th Floor
                            New York, New York 10004
                    Tel: (212) 623-4483 / Fax: (212) 623-5930
                        Email: Peggy.l.remy@jpmorgan.com
--------------------------------------------------------------------------------


[JPMORGAN
 LOGO]           Copyright (c) 2001 J.P. Morgan Chase & Co. All rights reserved.

                                                                     Page 2 of 6
--------------------------------------------------------------------------------
                 Equity One Mortgage Pass-Through Trust 2002-5
                                December 26, 2002
--------------------------------------------------------------------------------

Sec. 4.03(a)(i)         Funds Allocable to Certificate Principal

                                Group I Scheduled Principal           357,691.62
                                Group I Curtailments                   41,491.76
                                Group I Prepayments                 7,904,775.10
                                Group I Liquidation Proceeds                0.00

                                Group II Scheduled Principal          101,523.71
                                Group II Curtailments                   6,583.93
                                Group II Prepayments                2,226,118.06
                                Group II Liquidation Proceeds               0.00

                                Extra Principal Distribution Amount 2,418,990.58

Sec. 4.03 (a)(ii)       Interest Distribution Amounts

                                Interest Distribution - AF-1          211,024.66
                                Unpaid Interest - AF-1                      0.00
                                Remaining Unpaid Interest - AF-1            0.00

                                Interest Distribution - AF-2          151,333.33
                                Unpaid Interest - AF-2                      0.00
                                Remaining Unpaid Interest - AF-2            0.00

                                Interest Distribution - AF-3           82,390.00
                                Unpaid Interest - AF-3                      0.00
                                Remaining Unpaid Interest - AF-3            0.00

                                Interest Distribution - AF-4           76,282.56
                                Unpaid Interest - AF-4                      0.00
                                Remaining Unpaid Interest - AF-4            0.00

                                Interest Distribution - AV-1          218,930.90
                                Unpaid Interest - AV-1                      0.00
                                Remaining Unpaid Interest - AV-1            0.00

                                Interest Distribution - M-1           158,148.72
                                Unpaid Interest - M-1                       0.00
                                Remaining Unpaid Interest - M-1             0.00

                                Interest Distribution - M-2           142,987.04
                                Unpaid Interest - M-2                       0.00
                                Remaining Unpaid Interest - M-2             0.00

                                Interest Distribution - B              96,334.27
                                Unpaid Interest - B                         0.00
                                Remaining Unpaid Interest - B               0.00

[JPMORGAN
 LOGO]           Copyright (c) 2001 J.P. Morgan Chase & Co. All rights reserved.

                                                                     Page 3 of 6
--------------------------------------------------------------------------------
                 Equity One Mortgage Pass-Through Trust 2002-5
                                December 26, 2002
--------------------------------------------------------------------------------

Sec. 4.03(a)(iii)       Available Funds Shortfall

                                Class AF-1 Available Funds Shortfall        0.00
                                Class AF-2 Available Funds Shortfall        0.00
                                Class AF-3 Available Funds Shortfall        0.00
                                Class AF-4 Available Funds Shortfall        0.00
                                Class AV-1 Available Funds Shortfall        0.00
                                Class M-1 Available Funds Shortfall         0.00
                                Class M-2 Available Funds Shortfall         0.00
                                Class B Available Funds Shortfall           0.00

Sec. 4.03(a)(v)         Pool Principal Balances

                                Group I Beginning Pool Balance    338,389,998.16
                                Group I Ending Pool Balance       330,086,039.68
                                Group II Beginning Pool Balance   164,554,512.83
                                Group II Ending Pool Balance      162,220,287.13
                                Total Beginning Pool Balance      502,944,510.99
                                Total Ending Pool Balance         492,306,326.81

Sec. 4.03(a)(vi)        Servicing Fee

                                Group I Servicing Fee                 140,995.83
                                Group II Servicing Fee                 68,564.38

Sec. 4.03(a)(viii)      Delinquency Advances

                                Group I Delinquency Advances Included
                                  in Current Distribution              77,881.73
                                Group I Recouped Advances Included in
                                  Current Distribution                      0.00
                                Group I Aggregate Amount of Advances
                                  Outstanding                          77,881.73
                                Group II Delinquency Advances Included
                                  in Current Distribution              83,669.67
                                Group II Recouped Advances Included in
                                  Current Distribution                      0.00
                                Group II Aggregate Amount of Advances
                                  Outstanding                          83,669.67

Section 4.03(a)(ix) A   Group I and Group II Loans Delinquent

                 ---------------------------------------------------------------
                                         Group 1
                 ---------------------------------------------------------------
                 Period          Number       Principal Balance      Percentage
                  0-30 days       698           47,052,206.08           14.25 %
                 31-60 days        77            4,847,470.76            1.47 %
                 61-90 days        32            2,056,418.83            0.62 %
                   91+days          3              209,501.79            0.06 %
                    Total         810           54,165,597.46           16.40 %
                 ---------------------------------------------------------------


                 ---------------------------------------------------------------
                                         Group 2
                 ---------------------------------------------------------------
                 Period          Number       Principal Balance       Percentage
                  0-30 days        148          17,722,936.27           10.93 %
                 31-60 days         18           2,076,777.61            1.28 %
                 61-90 days         14           1,473,797.13            0.91 %
                   91+days           1             100,615.13            0.06 %
                   Total           181          21,374,126.14           13.18 %
                 ---------------------------------------------------------------

[JPMORGAN
 LOGO]           Copyright (c) 2001 J.P. Morgan Chase & Co. All rights reserved.

                                                                     Page 4 of 6
--------------------------------------------------------------------------------
                 Equity One Mortgage Pass-Through Trust 2002-5
                                December 26, 2002
--------------------------------------------------------------------------------

Sec. 4.03 (a)(ix) B     Group I and Group II Loans in Foreclosure

                                ------------------------------------------------
                                                    Group 1
                                ------------------------------------------------
                                Number    Principal Balance      Percentage
                                ------------------------------------------------
                                   1            63,125.88           0.02 %
                                ------------------------------------------------


                                ------------------------------------------------
                                                    Group 2
                                ------------------------------------------------
                                Number    Principal Balance      Percentage
                                ------------------------------------------------
                                   0            0.00              0.00 %
                                ------------------------------------------------

Sec. 4.03(a)(x),(xi)    Group I and Group II Loans in REO

                                ------------------------------------------------
                                                    Group 1
                                ------------------------------------------------
                                Number    Principal Balance      Percentage
                                ------------------------------------------------
                                   0            0.00              0.00 %
                                ------------------------------------------------


                                ------------------------------------------------
                                                    Group 2
                                ------------------------------------------------
                                Number    Principal Balance      Percentage
                                ------------------------------------------------
                                   0            0.00              0.00 %
                                ------------------------------------------------

                                Market Value of Group I REO Loans           0.00
                                Market Value of Group II REO Loans          0.00

Sec. 4.03(a)(xii)       Aggregate Stated Principal Balance of the
                          Three Largest Loans

                                Group I Three Largest Loans         1,156,255.82
                                Group II Three Largest Loans        1,022,402.12

Sec. 4.03(a)(xiii)      Net WAC Cap Carryover

                                Class AF-1 Net WAC Cap Carryover
                                  Amounts Due                               0.00
                                Class AF-1 Net WAC Cap Carryover Amounts
                                  Paid                                      0.00
                                Class AF-1 Net WAC Cap Carryover Remaining
                                  Amounts Due                               0.00
                                Class AV-1 Net WAC Cap Carryover Amounts
                                  Due                                       0.00
                                Class AV-1 Net WAC Cap Carryover Amounts
                                  Paid                                      0.00
                                Class AV-1 Net WAC Cap Carryover Remaining
                                  Amounts Due                               0.00

[JPMORGAN
 LOGO]           Copyright (c) 2001 J.P. Morgan Chase & Co. All rights reserved.

                                                                     Page 5 of 6
--------------------------------------------------------------------------------
                 Equity One Mortgage Pass-Through Trust 2002-5
                                December 26, 2002
--------------------------------------------------------------------------------

Sec. 4.03(a)(xiv)       Aggregate Principal Balance of Balloon Loans with
                          Original Terms <= 36 Months and 60+ Contractually
                          Past Due
                                Group I Aggregate Principal Balance
                                  of Balloon Loans                          0.00
                                Group II Aggregate Principal Balance
                                  of Balloon Loans                          0.00

Sec. 4.03 (a)(xv),      Realized Losses
(xxii)

                                Group I Current Period Realized Losses      0.00
                                Group I Cumulative Realized Losses          0.00
                                Group II Current Period Realized Losses     0.00
                                Group II Cumulative Realized Losses         0.00

Sec. 4.03 (a)(xvi)      Reserve Fund

                                Beginning Balance of Reserve Fund           0.00
                                Funds Withdrawn From Reserve Fund For
                                  Distribution                              0.00
                                Funds Deposited to Reserve Fund             0.00
                                Ending Balance of Reserve Fund              0.00

Sec. 4.03 (a)(xvii)     Number of Loans Repurchased

                                Group I Number of Loans Repurchased         0.00
                                Group II Number of Loans Repurchased        0.00

Sec. 4.03 (a)(xviii)    Weighted Average Mortgage Rate of Outstanding
                          Loans (as of first day of related Due Period)

                                Group I Weighted Average Mortgage Rate      9.38
                                Group II Weighted Average Mortgage Rate     8.72

Sec. 4.03 (a)(xix)      Weighted Average Remaining Term of Outstanding Loans

                                Group I Weighted Average Remaining Term   251.00
                                Group II Weighted Average Remaining Term  354.00

Sec. 4.03 (a)(xx),      Overcollateralization Amounts
(xxii),(xxiii)

                                Overcollateralization Amount        5,032,202.04
                                Overcollateralization Target
                                  Amount                           23,005,925.10
                                Overcollateralization Release
                                  Amount                                    0.00
                                Overcollateralization Deficiency
                                  Amount                           17,973,723.06

Sec. 4.03 (a)(xxiv)     Trigger Events

                                Has a Trigger Event Occurred and is
                                  continuing?                                 NO
                                Cumulative Realized Losses as a percentage
                                  of the Original Pool Balance            0.00 %

                                Senior Enhancement Percentage            17.67 %
                                Senior Specified Enhancement Percentage  42.00 %

[JPMORGAN
 LOGO]           Copyright (c) 2001 J.P. Morgan Chase & Co. All rights reserved.

--------------------------------------------------------------------------------
                 Equity One Mortgage Pass-Through Trust 2002-5
                                December 26, 2002
--------------------------------------------------------------------------------

Sec. 4.03 (a)(xxv)      60+ Day Delinquent Loans

                                60+ Day Delinquent Loans as a percentage
                                  of the current Pool Balance             0.79 %

Sec. 4.03 (a)(xxvi)     Amount of Funds Collected by Trustee
                          under Yield Maintenance Agreement                 0.00

Sec. 4.03 (a)(xxvii)    Guarantor's Monthly Fee                        65,863.07












[JPMORGAN
 LOGO]           Copyright (c) 2001 J.P. Morgan Chase & Co. All rights reserved.